Exhibit 32.1

Chief Executive Officer's Certification Pursuant To Section 1350
(Furnished, but not filed)

In connection with the Annual Report of Boomerang Systems, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark R. Patterson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK R. PATTERSON

Mark R. Patterson, Chief Executive Officer and Director
Dated: December 29, 2014

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.